Third Quarter 2026 Earnings Presentation October 29, 2026 Exhibit 99.2

2 3Q 2026 Key Highlights Net Revenues $6.8B Up 19% from $5.7B in 3Q25 Financial Performance 3Q26 Mission Performance 51% First-time homebuyers (Single-Family) $114B Liquidity provided to the mortgage market 420K Households helped to buy, refinance, or rent a home 91% Affordable to low-to-moderate income families (Multifamily) 56% Affordable to low-to-moderate income families (Single-Family) Net Income $3.2B Up 17% from $2.8B in 3Q25 Net Worth $81B Up from $70B as of 4Q25

$3.7T ($3.6T in 3Q25) Mortgage Portfolio 3 3Q 2026 Financial Summary $ Millions 3Q26 2Q26 Var ($) Var (%) 3Q25 Var ($) Var (%) Net revenues $6,810 $5,991 $819 14% $5,739 $1,071 19% (Provision) benefit for credit losses (800) 880 (1,680) NM (175) (625) (357) Non-interest expense (1,994) (2,097) 103 5 (2,116) 122 6 Income before income tax expense 4,016 4,774 (758) (16) 3,448 568 16 Income tax expense (781) (936) 155 17 (675) (106) (16) Net income $3,235 $3,838 ($603) (16) % $2,773 $462 17 % Total assets ($B) $3,532 $3,518 $14 — % $3,468 $64 2 % Net worth ($B) 81.0 77.8 3.2 4 67.6 13.4 20 $5.9B ($5.5B in 3Q25) Net Interest Income 0.67% (0.64% in 3Q25) Net Interest Yield Key Metrics 0.22% (0.24% in 3Q25) Allowance for Credit Losses / Total Loans Outstanding $117B ($112B in 3Q25) Required CET1 Capital

Mortgage Portfolio (UPB in $B) $3,141 $3,156 $3,158 $3,172 $3,186 50 50 50 50 50 Mortgage portfolio Average estimated guarantee fee rate (bps) 3Q25 4Q25 1Q26 2Q26 3Q26 Single-Family Highlights 4 $ Millions 3Q26 2Q26 Var ($) Var (%) 3Q25 Var ($) Var (%) Net revenues $5,831 $5,100 $731 14% $4,904 $927 19% (Provision) benefit for credit losses (685) 846 (1,531) NM (118) (567) (481) Non-interest expense (1,777) (1,870) 93 5 (1,868) 91 5 Income tax expense (655) (799) 144 18 (571) (84) (15) Net income $2,714 $3,277 ($563) (17) % $2,347 $367 16% • Net revenues increased 19% year-over-year • The provision for credit losses was $0.7 billion, primarily due to a credit reserve build driven by an increase in projected future mortgage interest rates, as well as new acquisitions • Net income of $2.7 billion, up 16% year-over-year • New business activity of $98 billion New Business Activity (UPB in $B) $99 $118 $103 $110 $98 $81 $77 $60 $74 $80 $18 $41 $43 $36 $18 54 54 54 54 53 Home purchase Refinance Average estimated guarantee fee rate (bps) 3Q25 4Q25 1Q26 2Q26 3Q26

Weighted Average Original LTV Ratio 77% 76% 75% 76% 77% 3Q25 4Q25 1Q26 2Q26 3Q26 5 Weighted Average Original Credit Score 756 758 758 761 759 3Q25 4Q25 1Q26 2Q26 3Q26 Weighted Average Original DTI Ratio 38% 37% 37% 37% 38% 3Q25 4Q25 1Q26 2Q26 3Q26 Credit Characteristics of Single-Family New Business Activity

$ Millions 3Q26 2Q26 Var ($) Var (%) 3Q25 Var ($) Var (%) Net revenues $979 $891 $88 10% $835 $144 17% (Provision) benefit for credit losses (115) 34 (149) NM (57) (58) (102) Non-interest expense (217) (227) 10 4 (248) 31 13 Income tax expense (126) (137) 11 8 (104) (22) (21) Net income $521 $561 ($40) (7) % $426 $95 22 % Mortgage Portfolio (UPB in $B) $480 $496 $498 $505 $510 54 56 58 59 60 Mortgage portfolio Average guarantee fee rate charged (bps) 3Q25 4Q25 1Q26 2Q26 3Q26 Multifamily Highlights 6 • Net revenues up 17% year-over-year mainly driven by higher guarantee net interest income • The provision for credit losses was $0.1 billion, primarily due to credit deterioration • Net income up 22% year-over-year • New business activity decreased year-over-year, primarily driven by the higher mortgage interest rate environment New Business Activity (UPB in $B) $25 $29 $13 $18 $16 3Q25 4Q25 1Q26 2Q26 3Q26

Progress Towards Regulatory Capital Requirements ($B) ($41) $4 $122 $162 $40 $57 $50 $60 $32 $45 Available capital (deficit) CET1 minimum capital requirement Applicable buffer Additional Tier 1 & 2 4Q22 3Q26 Growth in Net Worth ($B) $37 $48 $60 $70 $81 $90 $96 $107 $114 $117 Net worth Required CET1 capital December 31, 2022 December 31, 2023 December 31, 2024 December 31, 2025 September 30, 2026 7 Net Worth and Regulatory Capital $117B Total CET1 Capital Requirement • Net worth of $81 billion at September 30, 2026, up 20% year-over-year • $162 billion of total capital required at September 30, 2026, including $60 billion of buffers $90B Total CET1 Capital Requirement $ Billions 4Q22 3Q26 Net worth $37 $81 Less: Senior preferred stock $73 $73 Less: Regulatory capital position adjustments and deductions $5 $4 Adjusted total regulatory capital (deficit) ($41) $4

8 Forward-Looking Statements and Additional Information Forward-looking statements This presentation contains forward-looking statements using terms such as will, expect, forecast, and others that do not refer solely to past periods. These may include statements pertaining to our conservatorship, our current expectations and objectives for our Single-Family and Multifamily segments, our efforts to assist the housing market, liquidity and capital management, and the effects of economic and market conditions and trends on our business, results of operations, and financial condition, including changes in house prices and house price forecasts, our market coverage, the effect of legislative and regulatory developments and new accounting guidance, the credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer (CRT) transactions, the impact of banking crises or failures, and the effects of wars, terrorist incidents, public policy and political developments, cybersecurity incidents, natural disasters or catastrophic events and actions taken in response thereto. Forward-looking statements involve known and unknown risks and uncertainties beyond our control. Our expectations necessarily involve assumptions, judgments, and estimates. Various factors could cause actual results to differ materially from these expectations, including changes in economic and market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, the executive branch, and Congress) and state and local governments, changes in the fiscal and monetary policies of the Federal Reserve, the impact of any downgrade in our credit ratings or those of the U.S. government, and the impacts of legislation or regulations and new or amended accounting guidance. We discuss these assumptions, judgments, estimates and factors in our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent SEC filings available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. We have no obligation to update forward-looking statements to reflect subsequent events or circumstances. Additional Information For more information, including information related to Freddie Mac’s financial results, conservatorship, and related matters, see the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, Annual Report on Form 10-K for 2025, and Third Quarter 2026 Press Release and Third Quarter 2026 Financial Supplement. These documents are available on the Investor Relations page of the company’s website at www.FreddieMac.com. Additional information about these matters and Freddie Mac and its business is also set forth in the company’s other filings with the SEC, which are available on the Investor Relations page of the company’s website at www.FreddieMac.com and the SEC’s website at www.sec.gov. Freddie Mac encourages all investors and interested members of the public to review these materials for a more complete understanding of the company’s financial results and related disclosures.